SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008

Cape Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-146178	26-1294270
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

225 North Main Street, Cape May Court House, New Jersey	08210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 465-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.	Other Events.

On January 28, 2008, Cape Bancorp, Inc. (the “Company”) issued a press release announcing the results of its syndicated community offering and announcing the closing date of its stock offering.

A copy of the press release is attached as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
99	Press Release, dated January 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.

DATE: January 29, 2008	By:	/s/ Herbert L. Hornsby, Jr.
Herbert L. Hornsby, Jr.
President and Chief Executive Officer

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